UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22715

Guggenheim Credit Allocation Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: May 31
Date of reporting period: December 1, 2014 – February 28, 2015

Item 1.    Schedule of Investments.
Attached hereto.

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2015

	Shares	Value
COMMON STOCKS† - 1.7%
Consumer Discretionary - 1.4%
Travelport, LLC*	91,725	$1,452,925
Travelport, LLC*	33,065	527,056
Total Consumer Discretionary		1,979,981
Basic Materials - 0.2%
Mirabela Nickel Ltd.*	4,839,202 AUD	321,416
Industrial - 0.1%
Project Silverback Holdings*,†††,1	228	227,700
Project Silverback Holdings*,†††,1	94,522	1,890
Total Industrial		229,590
Total Common Stocks
(Cost $4,164,463)		2,530,987
PREFERRED STOCKS† - 4.1%
Financial - 2.7%
Morgan Stanley 6.38%2,3	80,000	2,099,200
Kemper Corp. 7.38%	72,000	1,918,800
Total Financial		4,018,000
Industrial - 1.4%
Seaspan Corp. 6.38%	88,000	2,208,800
Total Preferred Stocks
(Cost $6,009,518)		6,226,800
MONEY MARKET FUND† - 0.9%
Dreyfus Treasury Prime Cash Management Fund	1,424,267	1,424,267
Total Short Term Investments
(Cost $1,424,267)		1,424,267

	Face Amount~	Value
CORPORATE BONDS†† - 70.7%
Energy - 14.1%
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	$2,075,000	$1,618,500
7.75% due 01/15/214	2,051,000	1,558,760
ContourGlobal Power Holdings S.A.
7.12% due 06/01/195	3,000,000	3,030,000
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.87% due 04/15/22	3,000,000	2,370,000
Endeavor Energy Resources. LP / EER Finance, Inc.
7.00% due 08/15/215	2,250,000	2,182,499
Atlas Pipeline Partners Limited Partnership / Atlas Pipeline Finance Corp.
5.87% due 08/01/23	2,000,000	2,020,000
Keane Group Holdings LLC
8.50% due 08/08/19†††,1	1,590,000	1,474,725
FTS International, Inc.
6.25% due 05/01/225	1,675,000	1,314,875
Precision Drilling Corp.
5.25% due 11/15/245	1,200,000	1,020,000
Sabine Pass Liquefaction LLC
5.62% due 03/01/255	1,000,000	1,005,000

	Face Amount~	Value
CORPORATE BONDS†† - 70.7% (continued)
Energy - 14.1% (continued)
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.62% due 12/01/21	$1,000,000	$805,000
Northern Oil and Gas, Inc.
8.00% due 06/01/20	850,000	782,000
TerraForm Power Operating LLC
5.87% due 02/01/235	700,000	728,000
Odebrecht Offshore Drilling Finance Ltd.
6.62% due 10/01/225	866,160	666,943
Ultra Resources, Inc.
4.66% due 10/12/22†††	700,000	561,470
Schahin II Finance Company SPV Ltd.
5.87% due 09/25/224,5	809,400	487,664
IronGate Energy Services LLC
11.00% due 07/01/184,5	240,000	156,000
Total Energy		21,781,436
Consumer, Non-cyclical - 13.4%
Central Garden and Pet Co.
8.25% due 03/01/184	3,700,000	3,783,249
Opal Acquisition, Inc.
8.87% due 12/15/214,5	3,400,000	3,510,500
KeHE Distributors LLC / KeHE Finance Corp.
7.62% due 08/15/215	2,900,000	3,095,750
Vector Group Ltd.
7.75% due 02/15/21	2,731,000	2,915,343
American Seafoods Group LLC / American Seafoods Finance, Inc.
10.75% due 05/15/165	2,200,000	2,035,000
ADT Corp.
6.25% due 10/15/21	1,700,000	1,840,250
Physio-Control International, Inc.
9.87% due 01/15/195	1,500,000	1,601,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.87% due 10/01/225	1,550,000	1,503,500
Nathan's Famous, Inc.
10.00% due 03/15/205	350,000	350,000
Total Consumer, Non-cyclical		20,634,842
Communications - 11.3%
SITEL LLC / Sitel Finance Corp.
11.00% due 08/01/174,5	3,550,000	3,683,124
WMG Acquisition Corp.
6.75% due 04/15/225	3,500,000	3,325,000
Avaya, Inc.
7.00% due 04/01/195	3,100,000	3,131,000
Alcatel-Lucent USA, Inc.
8.87% due 01/01/205	2,400,000	2,652,000
Virgin Media Finance plc
6.37% due 10/15/245	1,000,000 GBP	1,694,327
Sirius XM Radio, Inc.
6.00% due 07/15/245	1,050,000	1,115,625

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2015

	Face Amount~	Value
CORPORATE BONDS†† - 70.7% (continued)
Communications - 11.3% (continued)
Sprint Corp.
7.62% due 02/15/25	$1,000,000	$1,010,000
Cogent Communications Group, Inc.
5.37% due 03/01/225	600,000	603,000
Expo Event Transco, Inc.
9.00% due 06/15/214,5	110,000	113,025
Total Communications		17,327,101
Financial - 10.0%
Harbinger Group, Inc.
7.87% due 07/15/19	3,000,000	3,202,499
7.75% due 01/15/224,5	1,100,000	1,115,125
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.50% due 04/15/215	2,150,000	2,123,125
7.37% due 04/01/205	1,200,000	1,188,000
Majid AL Futtaim Holding
7.12% due 12/31/49	1,500,000	1,623,750
Bank of America Corp.
6.25%2,3	1,000,000	1,028,750
6.50%2,3,4	500,000	529,844
HSBC Holdings plc
6.37%2,3	1,150,000	1,182,487
Citigroup, Inc.
6.30%2,3	1,100,000	1,120,625
Lock AS
7.00% due 08/15/21	600,000 EUR	710,010
Prosight Global Inc.
7.50% due 11/26/20†††	650,000	672,100
Greystar Real Estate Partners LLC
8.25% due 12/01/224,5	400,000	416,000
Cabot Financial Luxembourg S.A.
6.50% due 04/01/215	250,000 GBP	360,479
Total Financial		15,272,794
Consumer, Cyclical - 7.7%
GRD Holdings III Corp.
10.75% due 06/01/194,5	3,200,000	3,479,999
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/174,5	2,400,000	2,610,000
Petco Animal Supplies, Inc.
9.25% due 12/01/185	1,375,000	1,440,313
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	750,000	751,875
6.75% due 01/15/22	200,000	202,000
Family Tree Escrow LLC
5.75% due 03/01/235	400,000	421,000
5.25% due 03/01/205	400,000	418,000
Guitar Center, Inc.
6.50% due 04/15/194,5	885,000	750,038
Argos Merger Sub, Inc.
7.12% due 03/15/235	650,000	672,750
Bumble Bee Holdings, Inc.
9.00% due 12/15/175	600,000	629,250
Men's Wearhouse, Inc.
7.00% due 07/01/225	200,000	210,500

	Face Amount~	Value
CORPORATE BONDS†† - 70.7% (continued)
Consumer, Cyclical - 7.7% (continued)
R&R Ice Cream plc
8.25% due 05/15/205	$200,000 AUD	$153,107
Total Consumer, Cyclical		11,738,832
Technology - 6.8%
Eagle Midco, Inc.
9.00% due 06/15/184,5	3,000,000	3,045,000
Aspect Software, Inc.
10.62% due 05/15/174	3,200,000	2,920,000
First Data Corp.
8.75% due 01/15/225, 6	2,500,000	2,700,000
Infor US, Inc.
9.37% due 04/01/19	1,625,000	1,744,844
Total Technology		10,409,844
Industrial - 4.2%
CEVA Group plc
7.00% due 03/01/215	2,000,000	1,920,000
Deutsche Raststatten
6.75% due 12/30/20	1,300,000 EUR	1,585,632
Unifrax I LLC / Unifrax Holding Co.
7.50% due 02/15/194,5	1,401,000	1,415,010
LMI Aerospace, Inc.
7.37% due 07/15/195	1,000,000	1,002,500
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/274,5	454,518	461,336
Total Industrial		6,384,478
Basic Materials - 3.2%
TPC Group, Inc.
8.75% due 12/15/205	2,325,000	2,133,188
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	1,113,492	1,113,492
KGHM International Ltd.
7.75% due 06/15/195	1,000,000	1,032,500
Eldorado Gold Corp.
6.12% due 12/15/205	600,000	590,325
Total Basic Materials		4,869,505
Total Corporate Bonds
(Cost $110,609,844)		108,418,832
SENIOR FLOATING RATE INTERESTS†† - 51.7%
Industrial - 14.5%
Ursa Insulation B.V.
5.08% due 04/26/21†††,1,4	1,469,289 EUR	1,580,022
7.75% due 04/26/20†††,1,4	1,250,000 EUR	1,398,758
Total Safety U.S., Inc.
9.25% due 09/13/204	3,000,000	2,827,499
Flakt Woods
4.75% due 03/20/17†††,1,4	2,488,767 EUR	2,726,740
Mitchell International, Inc.
8.50% due 10/11/214	2,350,000	2,320,131
Doncasters Group Ltd.
9.50% due 10/09/204	2,206,897	2,184,828
NVA Holdings, Inc.
8.00% due 08/14/224	1,650,000	1,641,750
AlliedBarton Security Services LLC
8.00% due 08/13/214	1,452,055	1,446,000

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2015

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS†† - 51.7% (continued)
Industrial - 14.5% (continued)
NaNa Development Corp.
8.00% due 03/15/184	$1,503,922	$1,443,765
Camp Systems International
8.25% due 11/29/194	1,000,000	993,750
HBC Hardware Holdings
6.75% due 03/30/204	997,500	967,575
Ranpak
8.25% due 10/03/224	900,000	893,250
Wencor Group
7.75% due 06/19/224	900,000	873,000
API Technologies Corp.
9.00% due 02/06/18†††,1,4	587,511	582,929
Hillman Group, Inc.
1.29% due 06/13/194	192,857	174,481
Omnitracs, Inc.
8.75% due 05/25/214	150,000	146,250
Total Industrial		22,200,728
Technology - 11.5%
Greenway Medical Technologies
9.25% due 11/04/214	2,200,000	2,145,000
6.00% due 11/04/204	1,980,000	1,970,100
LANDesk Group, Inc.
5.00% due 02/25/204	3,950,150	3,950,150
TIBCO Software, Inc.
6.50% due 12/04/204	2,700,000	2,689,038
Advanced Computer Software
10.50% due 01/31/234	1,600,000	1,536,000
6.50% due 01/31/224	900,000	882,000
Aspect Software, Inc.
7.25% due 05/07/164	1,850,000	1,813,000
Sparta Holding Corp.
7.50% due 07/28/20†††,1,4	1,795,500	1,779,161
Lantiq Deutschland GmbH
11.00% due 11/16/154	448,879	444,390
GOGO LLC
7.50% due 03/21/184	358,768	344,417
Total Technology		17,553,256
Consumer, Non-cyclical - 8.1%
CTI Foods Holding Co. LLC
8.25% due 06/28/214	4,000,000	3,940,000
Reddy Ice Holdings, Inc.
10.75% due 10/01/194	4,000,000	3,040,000
Performance Food Group
6.25% due 11/14/194	1,700,000	1,700,000
Arctic Glacier Holdings, Inc.
6.00% due 05/10/194	1,441,783	1,427,365
AdvancePierre Foods, Inc.
9.50% due 10/10/174	1,332,000	1,318,680
Pelican Products, Inc.
9.25% due 04/09/214	550,000	541,750
Targus Group International, Inc.
14.01% due 05/24/164	559,924	443,740

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS†† - 51.7% (continued)
Consumer, Non-cyclical - 8.1% (continued)
Phillips-Medsize Corp.
0.50% due 06/13/194	$15,714	$13,986
Total Consumer, Non-cyclical		12,425,521
Communications - 4.4%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/204	3,391,360	3,390,512
Anaren, Inc.
9.25% due 08/18/214	2,200,000	2,178,000
GOGO LLC
11.25% due 03/21/184	1,113,228	1,135,492
Max Broadcast Group LLC
6.25% due 03/31/16†††,1,4	14,868	14,661
Total Communications		6,718,665
Consumer, Cyclical - 4.2%
Sky Bet Cyan Blue HoldCo
6.50% due 02/25/224	1,500,000 GBP	2,295,446
Sears Holdings Corp.
5.50% due 06/30/184	1,994,949	1,962,532
ABRA Auto Body
8.25% due 09/19/224	1,600,000	1,600,000
DLK Acquisitions BV
8.50% due 08/28/19†††,1,4	400,000 EUR	394,606
4.41% due 02/28/19†††,1,4	250,000 EUR	259,609
Total Consumer, Cyclical		6,512,193
Energy - 3.0%
Panda Temple II Power
7.25% due 04/03/194	3,000,000	2,940,000
Cactus Wellhead
7.00% due 07/31/204	1,396,500	1,047,375
Magnum Hunter Resources
8.50% due 10/22/194	568,575	557,204
Total Energy		4,544,579
Financial - 2.5%
Intertrust Group
8.00% due 04/11/224	2,200,000	2,185,326
Expert Global Solutions
8.51% due 04/03/184	1,020,404	1,019,129
National Financial Partners
3.50% due 07/01/184	611,111	553,695
Total Financial		3,758,150
Basic Materials - 2.4%
Royal Adhesives and Sealants
5.50% due 07/31/184	2,515,942	2,520,672
Ennis Flint Road Infrastructure
7.75% due 09/30/214	960,000	854,400
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/194	398,974	375,367
Total Basic Materials		3,750,439
Transportation - 1.1%
OneSky
15.00% due 06/03/194	500,000	515,000
Ceva Logistics US Holdings
6.50% due 03/19/214	508,473	469,702

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2015

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS†† - 51.7% (continued)
Transportation - 1.1% (continued)
Ceva Group Plc (United Kingdom)
6.50% due 03/19/214	$352,217	$325,360
0.95% due 03/19/194	60,000	50,077
Ceva Logistics Holdings BV (Dutch)
6.50% due 03/19/214	368,643	340,534
Ceva Logistics Canada, ULC
6.50% due 03/19/214	63,559	58,713
Total Transportation		1,759,386
Total Senior Floating Rate Interests
(Cost $79,149,046)		79,222,917
ASSET BACKED SECURITIES†† - 12.1%
Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC6
2006-BC6, 0.34% due 01/25/372,4	2,000,000	1,673,545
Newstar Commercial Loan Funding 2013-1 LLC
2013-1A, 5.54% due 09/20/232,4,5	1,500,000	1,482,000
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/384,5,7	1,375,000	1,395,625
Castlelake Aircraft Securitization Trust 2014-1
2014-1, 5.25% due 02/15/29	720,714	712,931
2014-1, 7.50% due 02/15/29	551,134	550,473
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 4.99% due 10/22/262,4,5	1,000,000	995,700
AASET
2014-1, 7.37% due 12/15/292	987,180	987,180
COA Summit CLO Limited 2014-1
2014-1A, 4.10% due 04/20/232,4,5	1,000,000	981,500
Duane Street CLO IV Ltd.
2007-4A, 2.50% due 11/14/212,4,5	1,000,000	963,999
RAIT CRE CDO I Ltd.
2006-1X, 0.50% due 11/20/46	1,044,737	957,711
GSAA Home Equity Trust 2006-18
2006-18, 6.00% due 11/25/364,7	1,322,568	891,410
KKR Financial CLO Ltd.
2007-1X, 5.25% due 05/15/214	750,000	747,825

	Face Amount~	Value
ASSET BACKED SECURITIES†† - 12.1% (continued)
Babson CLO Limited 2012-II
2012-2A, 0.00% due 05/15/235,8	$1,000,000	$720,900
NewStar Arlington Senior Loan Program LLC
2014-1A, 4.47% due 07/25/252,4,5	750,000	697,875
Cent CLO 16, LP
2014-16AR, 4.75% due 08/01/242,4,5	500,000	500,000
KKR Financial CLO 2007-1 Ltd.
2007-1A, 5.25% due 05/15/212,4,5	500,000	498,550
NXT Capital CLO 2013-1 LLC
2013-1A, 4.41% due 04/25/242,4,5	500,000	496,850
Highbridge Loan Management 2012-1 Ltd.
2014-1AR, 4.49% due 09/20/222,4,5	500,000	496,600
Salus CLO Ltd.
2013-1AN, 6.98% due 03/05/212,4,5	500,000	495,000
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 5.13% due 10/15/262,4,5	500,000	482,050
Cerberus Onshore II CLO-2 LLC
2014-1A, 4.43% due 10/15/232,4,5	500,000	477,200
Cerberus Onshore II CLO LLC
2014-1A, 4.25% due 10/15/232,4,5	500,000	473,200
Rise Ltd.
2014-1AB, 6.50% due 02/12/394	468,750	472,266
Turbine Engines Securitization Ltd.
2013-1A, 6.37% due 12/13/484,5	354,785	360,107
Total Asset Backed Securities
(Cost $18,468,733)		18,510,497
MORTGAGE BACKED SECURITIES†† - 1.5%
SRERS-2011 Funding Ltd.
2011-RS,0.41% due 05/09/462,4,5	2,097,211	1,995,707
Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-8 Trust
2006-8,4.82% due 10/25/364,7	520,088	375,133
Total Mortgage Backed Securities
(Cost $2,237,926)		2,370,840
Total Investments - 142.7%
(Cost $222,063,797)	$218,705,140
Reverse Repurchase Agreements – (38.7% of Net Assets or 27.1% of Total Investments)	(59,260,311)
Other Assets & Liabilities, net - (4.0)%	(6,191,487)
Total Net Assets - 100.0%	$153,253,342

Guggenheim Credit Allocation Fund
SCHEDULE OF INVESTMENTS (Unaudited)	February 28, 2015

~	The face amount is denominated in U.S. Dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted – See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted – See Note 2.
†††	Value determined based on Level 3 inputs – See Note 2.
1	Security was fair valued by the Valuation Committee at February 28, 2015. The total market value of fair valued securities amounts to $12,787,863 (cost $14,114,188) or 8.3% of total net assets.
2	Variable rate security. Rate indicated is rate effective at February 28, 2015.
3	Perpetual maturity.
4
All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements and unfunded loan commitments. As of February 28, 2015, the total amount segregated was $103,817,778.

5
Security is a 144A or Section 4(a)(2) security.  The total market value of 144A or Section 4(a)(2) securities is $82,804,490 (cost $83,482,424), or 54.0% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

6	Paid-in-kind toggle note. This issuer in each interest period has the option to pay interest in cash or to issue payment-in-kind shares of the note.
7	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity.
8	Zero coupon rate security.

plc	Public Limited Company
REIT	Real Estate Investment Trust

At February 28, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Expiration Date	Principal Amount	Unrealized Appreciation
Acosta, Inc.	09/26/2019	$ 1,111,111	$ -
Acosta, Inc.	09/26/2019	888,889	-
Advantage Sales and Market	07/21/2019	900,000	14,721
American Stock Transfer	06/11/2018	400,000	16,343
BBB Industries, LLC	10/17/2019	1,100,000	-
CEVA Group plc	03/19/2019	440,000	15,232
Eyemart Express	12/18/2019	1,000,000	4,857
Hillman Group, Inc.	06/13/2019	707,143	10,406
IntraWest Holdings S.A.R.	12/10/2018	1,100,000	10,790
Learning Care Group	05/05/2021	500,000	-
McGraw-Hill Global Education	03/22/2018	1,000,000	19,326
National Financial Partners	07/01/2018	444,444	36,486
Phillips-Medsize Corp.	06/13/2019	1,060,714	17,739
Pro Mach Group Inc.	10/22/2019	650,000	5,188
Rite Aid Corporation	08/10/2015	500,000	-
SS&C Technologies, Inc.	02/27/2016	700,000	-
Signode Industrial Group	05/01/2019	1,050,000	5,590
Signode Industrial Group	05/01/2019	350,000	16,771
Wencor Jazz	06/19/2019	500,000	7,055
			$ 180,504

At February 28, 2015, the following forward exchange currency contracts were outstanding:

Contracts to Sell		Counterparty	Settlement Date	Settlement Value	Value at 2/28/15	Net Unrealized Appreciation (Depreciation)
AUD	840,000
for USD	653,243	The Bank of New York Mellon	03/06/2015	$ 653,243	$ 656,148	$ (2,905)
EUR	7,800,000
for USD	8,913,060	The Bank of New York Mellon	03/06/2015	8,913,060	8,729,520	183,540
GBP	2,500,000
for USD	3,821,950	The Bank of New York Mellon	03/06/2015	3,821,950	3,859,693	(37,743)
			Total unrealized appreciation for forward exchange currency contracts			$ 142,892

Contracts to Buy		Counterparty	Settlement Date	Settlement Value	Value at 2/28/15	Net Unrealized Appreciation (Depreciation)
AUD	200,000
for USD	155,670	The Bank of New York Mellon	03/06/2015	$ 155,670	$ 156,226	$ 556
GBP	1,200,000
for USD	1,840,152	The Bank of New York Mellon	03/06/2015	1,840,152	1,852,652	12,500
			Total unrealized appreciation for forward exchange currency contracts			$ 13,056

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Guggenheim Credit Allocation Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.  Significant Accounting Policies
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and asked prices on such day.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and the Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

2.  Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The following tables summarize the inputs used to value the Fund’s investments at February 28, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$2,301,397	$-	$229,590	$2,530,987
Preferred Stocks	6,226,800	-	-	6,226,800
Corporate Bonds	-	104,597,045	3,821,787	108,418,832
Senior Floating Rate Interests	-	70,486,431	8,736,486	79,222,917
Asset Backed Securities	-	18,510,497	-	18,510,497
Mortgage Backed Securities	-	2,370,840	-	2,370,840
Money Market Fund	1,424,267	-	-	1,424,267
Unfunded Commitments	-	180,504	-	180,504
Forward Exchange Currency Contracts	-	196,596	-	196,596
Total Assets	$9,952,464	$196,341,913	$12,787,863	$219,082,240

Liabilities
Forward Exchange Currency Contracts	$-	$40,648	$-	$40,648

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board of Trustees. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates. The Fund's fair valuation guidelines were recently revised to transition such monthly indicative quoted securities from Level 2 to Level 3.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 2/28/15	Valuation Technique	Unobservable Inputs
Common Stock	$229,590	Enterprise Value	Indicative Quote
Corporate Bonds	2,588,217	Enterprise Value	Indicative Quote
Corporate Bonds	1,233,570	Monthly Broker Quote	Indicative Quote
Senior Floating Rate Interests	8,736,486	Enterprise Value	Valuation Multiple*
*Valuation multiples utilized ranged from 3.4 to 14.2.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.  The Fund recognized transfers between the levels as of the beginning of the period. As of February 28, 2015, the Fund had securities with a total value of $3,880,432 transferred from Level 3 to Level 2 due to availability of market price information at the period end.

The transfers in and out of the valuation levels as of February 28, 2015, compared to the valuation levels at the end of the previous fiscal year are detailed below.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended February 28, 2015:

Level 3 - Fair value measurements using significant unobservable inputs

Assets	Total
Beginning Balance at 5/31/2014
Corporate Bonds	$1,318,110
Asset Backed Securities	3,880,432
Senior Floating Rate Interests	6,313,152
Paydowns Received
Asset Backed Securities	(266,960)
Senior Floating Rate Interests	(2,696,871)
Payment-in-kind Distributions Received
Senior Floating Rate Interests	95,802
Change in Unrealized Gain/Loss
Corporate Bonds	(52,708)
Asset Backed Securities	61,409
Senior Floating Rate Interests	(1,389,909)
Common Stocks	(410)
Purchases
Corporate Bonds	2,556,385
Senior Floating Rate Interests	6,414,312
Common Stocks	230,000
Transfers out of Level 3
Asset Backed Securities	(3,674,881)
Ending Balance at 2/28/2015
Corporate Bonds	3,821,787
Senior Floating Rate Interests	8,736,486
Common Stocks	229,590
Total Level 3 Holdings	$12,787,863

3. Federal Income Taxes
At February 28, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments
$222,063,872	$3,292,469	$(6,651,201)	$(3,358,732)

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.    Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Credit Allocation Fund

By:    /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
Chief Executive Officer

Date:      April 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
Chief Executive Officer

Date:      April 29, 2015

By:    /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date:      April 29, 2015